FORM 8-K






Wednesday             MARCH 3, 2021




CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934









Date of report (Date of earliest event report:


Wednesday              MARCH 3, 2021










Access-Power, & Co., Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069





IRS Employer Identification No: 59-3420985


(Address of Principal Executive Officers)

Access-Power & Co., Inc.
PO BOX 598
Grand Haven, MI  49417




Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Matters...

Dear Shareholders of ACCR and Commisioners of the SEC,

We are preparing our FORM 10 today...this preparation has taken years to accomplish. The Company was recently denied a current information tier venue application with OTC Markets, and we were NOT even billed the $1,000.00 application fee by OTCM.

This is the 2nd time in a row that OTC Markets has denied our CURRENT TIER venue application.

Steve Mills and Stacey Bolin, were introduced by telephone call this morning. Steve and I plan to meet soon in Detroit too. This is all part of the Rule 403b Know Your Customer Rule of the NYSE.

Yesterday, we declined in market value signifidantly...and ACCR took it personal. We are NEVER sellers of our common stock. ACCR is the cleanest PINK NO INFORMATION tier Company. We will prevail in our efforts to be PINK CURRENT, and finally remove that red stop sign on OTC Markets. STACEY BOLIN was connected to another company who has NOTHING TO DO WITH ACCR.

I was very upset with her, and almost fired her yesterday! I let them exchange phone numbers after out 1 hour phone call this morning, and work it out. ACCR is clean. FOCUS and I am reporting today and RAISING GUIDANCE again, I am in focusing on our MERGER discussions...this takes YEARS to do. I met Robert over 2 years ago on LinkedIn. We are in discussions today on a big deal slipped into the ACCR share structure that we announced recently. The DEAL is still on.

ACCR has much work to do. We need and expect to file a FORM 10 as soon as our PCAOB audit is done. Once the audit is done, then we can file our FORM 10. Once we file the FORM 10 with the SEC, it will mean we needed...

1. PCAOB audited results 10Ks re-filed and attached to the FORM 10
2.  FORM 10 filed, and declared effective in 60 days.
3. ACCR qualifies for OTC Markets Pink Current tier
4. Market Maker FORM 211 is filed with FINRA

I'm a different kind of a Director of ACCR.

ACCR TO THE MOON! I am so excited...finally mision accomplished!

NO PUMP
NO DUMP
NO INSIDER SELLING
NO DILUTION
https://www.otcmarkets.com/stock/ACCR/security

NO....our story is unique...we plan to deconstruct my shares, and then rebuild them and reissue them on a CONSTRUCTION once our FORM 10 is declared effective. The SEC Commissioners could say NO to our Form 10 processing. There is still much risk to my plan, and there is no assurance that ANY DEAL can be survived.

ACCR is very respectful of our future
whatever it may be.  ACCR is coming back to the Throne!

Just a little longer.

Patrick


GO ACCR!!!

Patrick J Jensen
Director of ACCR
Wednesday               MARCH 3, 2021


The following should be considered in connection with an evaluation of our business and recent market activities as described above:
There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

BEWARE OF NAKED SHORTING IN OUR SHARES

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.
If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment. Cautionary Language Concerning Forward-Looking Statements
Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.




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